UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2017

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300
Rye, New York 10580
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

As previously reported, on July 5, 2016, Acadia Realty Trust (the “Trust”), and Acadia Realty Limited Partnership (the “Partnership” and together with the Trust, the “Company”) entered into an ATM Equity Offering Sales Agreement (the “Base Sales Agreement”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Jefferies LLC, which will act as sales agents (the “Sales Agents”) to sell, from time to time, the Company’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), having an aggregate sale price of up to $250,000,000, through an “at the market” equity offering program (the “ATM”). The Common Shares were initially issued pursuant to the Company’s shelf registration statement on Form S-3 ASR (File No. 333-195665).

On May 2, 2017, the Trust filed a new shelf registration statement (the “New Shelf”) on Form S-3 ASR (File No. 333-217594), and a new prospectus supplement, dated May 2, 2017, with the Securities and Exchange Commission in connection with the offer and sale of the remaining Common Shares being sold under the ATM pursuant to the New Shelf (the “New Prospectus Supplement”).

On May 2, 2017, the Sales Agents and the Company entered into an Amendment No. 1 to the Base Sales Agreement (“Amendment No. 1,” and together with the Base Sales Agreement, the “Sales Agreement”), which modifies certain defined terms in the Base Sales Agreement to properly reflect and reference the New Shelf and the New Prospectus Supplement. A copy of the Amendment No. 1 is attached hereto as Exhibit 1.2 and is incorporated herein by reference.

On May 2, 2017, Venable LLP delivered its legality opinion with respect to the Common Shares to be issued pursuant to the Sales Agreement. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	ATM Equity Offering Sales Agreement, dated July 5, 2016, among the Company, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Jefferies LLC, on the other hand. (Filed as Exhibit 1.1 to the Current Report on Form 8-K filed on July 6, 2016 and incorporated herein by reference.)

1.2	Amendment No. 1 to the ATM Equity Offering Sales Agreement, dated May 2, 2017, among the Company, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Jefferies LLC, on the other hand.

5.1	Opinion of Venable LLP as to the legality of the securities.

23.1	Consent of Venable LLP (included in Exhibit 5.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

Date: May 5, 2017	By:	/s/ John Gottfried
Name: John Gottfried
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	ATM Equity Offering Sales Agreement, dated July 5, 2016, among the Company, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Jefferies LLC, on the other hand. (Filed as Exhibit 1.1 to the Current Report on Form 8-K filed on July 6, 2016 and incorporated herein by reference.)

1.2	Amendment No. 1 to the ATM Equity Offering Sales Agreement, dated May 2, 2017, among the Company, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Jefferies LLC, on the other hand.

5.1	Opinion of Venable LLP as to the legality of the securities.

23.1	Consent of Venable LLP (included in Exhibit 5.1.)